                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 16, 1996, in Amendment No. 1 to the Registration Statement (Form S-1 No. 333-05693) and related Prospectus of Phoenix Leasing American Business Fund II, L.P. for the registration of 2,500,000 units of limited partnership interests.

                                                       /s/ Ernst & Young LP

San Francisco, California
September 16, 1996